UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2018

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 North Akard Street Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement

On May 16, 2018, InfraREIT, Inc. (the “Company”) and its subsidiary, InfraREIT Partners, LP, entered into an amendment (the “Amendment”) to the Management Agreement, dated January 29, 2015 (the “Management Agreement”), with Hunt Utility Services, LLC (“Hunt Manager”). The Amendment modifies certain notice periods required by the Management Agreement in connection with the expiration of the initial term of the Management Agreement on December 31, 2019, including extending the date by which notice must be given of any decision on behalf of the Company to terminate the Management Agreement upon its expiration. As amended, if the Company’s independent directors decide to terminate the Management Agreement upon the expiration of the initial term, the Company must give Hunt Manager notice of the termination no later than June 30, 2019 and otherwise comply with the existing termination provisions of the Management Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As more fully described in the section entitled “Transactions with Related Persons” included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2018, which section is incorporated herein by reference, Hunt Manager is indirectly owned by Hunt Consolidated, Inc., which is deemed to be a beneficial owner of more than 5% of the Company’s common stock. Hunter L. Hunt, a member of the Company’s Board of Directors, indirectly controls Hunt Consolidated, Inc.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 16, 2018, the Company held its 2018 Annual Meeting of Stockholders. The following proposals were adopted by the margins indicated:

1.    The election of two Class III directors to serve for a three-year term and until their respective successors are duly elected and qualify:

Director Name	For	Withheld	Broker Non-Votes
	(number of shares)
John Gates	39,344,936	214,310	1,249,274
Harold R. Logan, Jr.	32,613,941	6,945,305	1,249,274

2.    The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Number of Shares
For	40,707,888
Against	76,884
Abstain	23,748

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	First Amendment to Management Agreement, dated May 16, 2018, among InfraREIT, Inc., InfraREIT Partners, LP and Hunt Utility Services, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: May 18, 2018	By:	/s/ Stacey H. Doré
Stacey H. Doré
Senior Vice President and General Counsel

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